UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or l5 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2009

Washington Banking Company
(Exact name of registrant as specified in its charter)

Washington
 (State or other jurisdiction of incorporation)

000-24503	91-1725825
(Commission File Number)	(I.R.S. Employer Identification Number)

450 Bayshore Drive
 Oak Harbor, WA 98277
 (Address of principal executive offices) (Zip Code)

(360) 679-3121
 (Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 24, 2009, Washington Banking Company announced by press release (attached hereto as Exhibit 99.1) a cash dividend of $0.025 per common share payable August 20, 2009 to shareholders of record on August 5, 2009.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.
Exhibit 99.1 Dividend Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON BANKING COMPANY

Dated: July 24, 2009	By: /s/ Richard Shields
Richard A. Shields
EVP and Chief Financial Officer